UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2017

CONYERS PARK ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-212133	81-2349205
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Greenwich Office Park, 2nd Floor Greenwich, CT	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 429-2211

1 Greenwich Office Park, 2nd Floor
Greenwich, CT

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Present at the special meeting in lieu of the 2017 annual meeting of the shareholders of Conyers Park Acquisition Corp. (the “Company”) on July 5, 2017 (the “Meeting”) were holders of 43,803,848 shares of the Company’s common stock in person or by proxy, representing 87.06% of the voting power of the shares of the common stock as of May 26, 2017, the record date for the Meeting, and constituting a quorum for the transaction of business.

The shareholders of the Company voted on the following items at the meeting:

1.       Business Combination Proposal — To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of April 10, 2017, as it may be amended from time to time, which is referred to as the “Merger Agreement,” pursuant to which (a) Conyers Park Merger Sub, Inc., (“Parent Merger Sub”) a wholly-owned subsidiary of The Simply Good Foods Company (“Simply Good Foods”), will merge with and into the Company with the Company surviving such merger (the “Parent Merger”), and (b) immediately after the Parent Merger, Conyers Park Merger Sub 1, Inc., a wholly-owned subsidiary of Simply Good Foods will merge with and into NCP-ATK Holdings, Inc. (“Atkins”), with Atkins surviving such merger (together with the Parent Merger, the “Business Combination”), as a result of which the Company and Atkins will become wholly-owned subsidiaries of Simply Good Foods (this proposal is referred to herein as the “Business Combination Proposal”); and

2.        The Adjournment Proposal — To consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal (this proposal is referred to herein as the “Adjournment Proposal”).

The voting results for each of these proposals are set forth below.

1.       Approval of the Business Combination Proposal

For	Against	Abstain
43,803,848	0	0

Based on the votes set forth above, the shareholders approved and adopted the Merger Agreement and approved the transactions contemplated thereby, including the Business Combination.

2.       Approval of the Adjournment Proposal

For	Against	Abstain
43,803,048	0	800

With respect to the Adjournment Proposal, although the Adjournment Proposal would have received sufficient votes to be approved, no motion to adjourn was made because the adjournment of the Meeting was determined not to be necessary or appropriate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2017

CONYERS PARK ACQUISITION CORP.

By:	/s/ David J. West
Name: David J. West
Title: Chief Executive Officer

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